SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 11, 2014

Corgenix Medical Corporation

(Exact Name of registrant as specified in its charter)

Nevada	000-24541	93-1223466
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11575 Main Street

Suite 400

Broomfield, Colorado 80020

(Address, including zip code, of principal executive offices)

(303) 457-4345

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

Corgenix Medical Corporation (the “Company”) is working with Tulane University and members of the Viral Hemorrhagic Fever Consortium (VHFC), a collaboration of academic and industry members headed by Tulane University, to develop rapid diagnostic tests for Ebola, enabling rapid response to public health and bioterrorism threats posted by the deadly virus.  A National Institutes of Health (NIH) grant was awarded to the Company and the VHFC members to start this three-year project, which commenced in June.

On August 11, 2014, in light of the recent Ebola virus outbreak, the Company issued a press release announcing a status update and the project timeline of its Ebola rapid diagnostic test kit development.  A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibit

99.1                        Press Release, dated August 11, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2014	CORGENIX MEDICAL CORPORATION

	By:	/s/ Douglass T. Simpson
Douglass T. Simpson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated August 11, 2014